UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2010

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 5.2 Compensatory Arrangements of Certain Officers

On March 17, 2010, Checkpoint Systems, Inc. (the “Company”), and Robert P. van der Merwe entered into a First Amendment (the “Amendment) to Mr. van der Merwe’s Employment Agreement dated December 27, 2007 (the “Agreement”).   The Amendment provides for an extension of the initial term of the Agreement to December 31, 2012 and provides for corresponding changes to maintain the vesting terms of stock options and restricted stock..

The above summary of the material terms of the Amendment is qualified by reference to the text of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.       Description

10.1 First Amendment to Employment Agreement by and between Checkpoint Systems, Inc. and Robert P. van der Merwe dated March 17, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.
Dated: March 22, 2010
By: /s/ John R. Van Zile Title: Senior Vice President, General Counsel and Secretary

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit
Number          Description

10.1 First Amendment to Employment Agreement by and between Checkpoint Systems, Inc. and Robert P. van der Merwe dated March 17, 2010.